SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 3, 2003


                              BANNER HOLDING CORP.
             (Exact name of Registrant as specified in its charter)

                                    000-29707
                             Commission File Number

                               Florida 65-0826508
                (State or other jurisdiction of (I.R.S. Employer
               incorporation or organization) Identification No.)

                            120 North U. S.One, #100
                               Tequesta, FL 33469
                    (Address of principal executive offices)

                  Registrant's telephone number: (561)747-0244
                      ------------------------------------


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On November 3, 2003, pursuant to the closing date set forth in the Stock Purchase Agreement (attached as Exhibit 1.1) dated as of October 24, 2003 (the "Agreement"), between shareholders, John M. O'Keefe, Sr. and Vicki J. Lavache ("Sellers"), and John Higgins and associates ("Purchasers"), Sellers sold 3,000,000 shares of common stock of Banner Holding Corp. ("Company" or "Banner") to Purchasers, resulting in Purchasers becoming the majority shareholders by acquisition of 100% of the shares.

         The consideration for the 3 million shares of common stock was cash in the amount of $60,000. In anticipation of execution of the Agreement and in conjunction with the terms of the Agreement, the resignations of President and Director John M. O'Keefe, Sr. and Secretary and Director Vicki J. Lavache were tendered and became effective November 1, 2003. Purchasers immediately appointed John Higgins ("Higgins") as Director, President and Secretary-Treasurer.

         Following final execution of the Stock Purchase Agreement, on (date) the shareholders of Banner Holding Corp. were as follows:

         Shareholder                        Shares

         John Higgins                       600,000
         J. Darlene Higgins                 570,000
         Robert Higgins                     570,000
         Michael Davis                      300,000
         Alan Ellenbogen/BEL, LLC           510,000
         Geg Warner                         150,000
         Johnie Williamson                  300,000

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

         Concurrent with the transfer of ownership to Purchasers, Banner Holding Corp. acquired Guest eMarketing, L.L.C.("GeM") as a wholly-owned subsidiary. Banner shareholders, as listed above, and/or persons related to them were also shareholders of GeM, owning collectively 100% of GeM.

         Banner is continuing its search for acquisition targets while supporting subsidiary Guest eMarketing, L.L.C. in its effort to market the Guest eMarketing Solution within the hospitality industry. Guest eMarketing Solution is a total revenue management and e-marketing tool for hotels.

DESCRIPTION OF BUSINESS

Banner Holding Corp. ("Banner") was incorporated in the state of Florida in January 1998 and became a public reporting company effective May 20, 2000, following an SB-2 Registration Statement filed with the Securities and Exchange Commission. The Company may be considered a "shell" company, its purpose to effect a merger, exchange of capital stock, asset acquisition or other similar business combination with an operating business which the Company believes has significant growth potential.

On October 24, 2003 Banner entered into a Stock Purchase Agreement with Guest eMarketing", L.L.C., "GeM", acquiring GeM as a wholly-owned subsidiary.

PLAN OF OPERATION

Acquisition of Guest eMarketing, LLC is a part of Banner's plan to acquire operating businesses with significant growth potential. As a wholly-owned subsidiary, GeM will pursue its objective to serve the hospitality industry by providing assistance to hotels in the form of the "Guest eMarketing Solution".

Banner intends to continue its search for additional target companies. The Company's search is not restricted to any specific business, industry or geographic location. It may participate in a business venture of virtually any kind. In implementing a structure for a particular Business Combination, the Company may become party to a merger, consolidation, reorganization, joint venture or licensing agreement with another corporation or entity. The Company may acquire assets and establish wholly-owned subsidiaries in various businesses, or acquire existing businesses as subsidiaries.

Operations

Banner's operations consist primarily of: (1) seeking target companies, (2) overseeing and coordinating the efforts of its subsidiaries, both present and future (see "Subsidiaries" below).

The Company intends to file a Form SB-2 Registration Statement with the Securities and Exchange Commission to register an offering of 2,000,000 shares of common stock at $2.00 a share. It is anticipated the filing will be submitted in November/December 2003. The Company intends to use the proceeds of the offering to carry out its operations and market the goods and services of GeM. The Company will allocate approximately 79% of the proceeds to marketing, development, and licensing fees, 20% to day-to-day operations, and 1% for offering costs. At completion of the offering the Company anticipates it will have sufficient funds to operate for the next twelve months.

The Company intends to provide management assistance to GeM in regard to product research and development, purchase of equipment, and expects minor changes in the number of employees in the next twelve months.

Subsidiaries

Each subsidiary will provide its own operating capital and may individually borrow commercially for its operating capital needs.

Wholly-Owned Subsidiary

Guest eMarketing, L.L.C., an Oklahoma Limited Liability Company since March 11, 2003. Guest eMarketing (GeM) offers the hospitality industry services and products to assist hotels in maximizing revenues and profits, leveraging detailed customer data to improve occupancy rates, as well as increasing customer satisfaction and loyalty. GeM provides client hotels with a radical change in the control and marketing of hotel inventories by bringing together services that create an effective marketing process to increase occupancy and guest services at very low cost and risk to the hotel.

The Guest eMarketing Solution is a total revenue management and eMarketing tool for hotels. GeM provides the client hotel a "turnkey solution" to deploy an enhanced marketing effort that includes:

         IVConcierge(TM) - an Interactive Virtual Concierge
         GuesteMail(TM) - eMail Management System
         Optimizer(TM) - Revenue Management System

Brand Experience Lab (BEL) -An equity partner in GeM, BEL is today's front runner in incorporating emerging technologies into the market place. BEL is also the Agency of Record for GeM and as such provides both products and content for the GeM solution. BEL also brings market opportunities to GeM further increasing the value of this alliance.

GeM currently offers all of its services to the hospitality industry via a barter arrangement and/or cash basis. In its most simplified form, GeM trades thousands of dollars worth of goods and services for unused inventory (rooms), which it then sells for thousands of dollars. This "inoculation" with the GeM Solution ultimately gives the hotel the ability to control more of its core business, thereby reducing its dependency on consolitaors (Hotels.com, et al) to remarket vacancies, allowing the hotel to keep more profit in house.

IVConcierge(TM) (Interactive Virtual Concierge)

The IVConcierge(TM) provides guests with a unique "human touch" experience. The IVConcierge unit (kiosk) can either be placed in the hotel lobby on a desk or on a standalone pedestal anywhere in the hotel. Using a video database, IVConcierge combines video, audio, text and other multimedia to deliver a targeted brand message and interact with guests on demand. Guests can use either a drop down menu, keyboard, or natural language to ask questions and receive a visual and audio response from the database. The unit is linked to the hotel's website. It will provide daily and weekly reports.

  Daily Reports -- break down the use of kiosk by gender and duration (i.e., 123 people used the kiosk of which 73 were women and 50 men. Average length of time per visit was 2.5 minutes.)
  Weekly Reports -- break down the questions by group and Subgroup (i.e., Restaurants-French, Museum-Modern, etc.)

GuesteMail(TM)

The GuesteMail(TM) eMail Management System collects email automatically from the hotel's website, as well as the hotel's Property Management System (PMS), and from GeM's RM3-D display units and email registers located at the front desk. GuesteMail(TM) (accessible by the hotel via the Internet with any browser) is interfaced to the hotel's PMS so that automatically after the night audit all reservations -- new, changed, canceled, and check-out -- are automatically updated into the hotel database. All relevant information from the hotel's PMS is sent to GeM's secure hosted site.

Optimizer(TM)

GeM's Revenue Management System (RMS), the Optimizer(TM) is designed to significantly improve incremental revenues.

  - Optimizer evaluates the forecast demand then recommends the most beneficial allocations of room types (i.e., single, double, deluxe, standard, etc.) based on bid prices. It also considers other factors such as length of stay (LOS) in determining availability.

  - Optimizer forecasts demand by the hotel's segments: transient, corporate, group, FIT, and GDS/Internet.

  - Optimizer creates daily new forecasts for the next 90 days.

- Optimizer recommends which rates to open and close based upon the hotel's demand by day of week, seasonal, yield class, special events.

The Optimizer(TM) will be interfaced with the PMS either one-way or two-way.

The GeM Solution

A proactive marketing tool, the GeM Solution will automatically send out personalized electronic reservation confirmations and comment cards upon checkout. Guest eMail(TM) will allow hotels to launch a promotion to their past guests instantaneously to promote a slow period or special event happening at the hotel.

The Service, Distribution and Sales Tactics

GeM has the opportunity to become one of the leading sales and direct marketing agencies for the hospitality industry by creating a turnkey solution that provides the hotel industry with an enhanced revenue management and marketing solution. The idea -- our service, the GeM Solution, is the ultimate necessary tool for optimal hotel operation.

GeM will target:           Large hotel chains
                                    Small and regional hotel chains
                                    Vendors for the hospitality industry
                                    Independent large city hotels

Our sales tactic - the uniqueness of the GeM Solution in that it offers hotels
 a
truly different and innovative mechanism (the interactive display as a unique content delivery system) in which to engage customers and thus develop a relationship with their guests.

Advertising and Promotion

GeM's marketing plan includes the use of direct marketing, trade show promotions and advertising in industry publications.

Employees

GeM currently has five employees, all full-time. We anticipate adding additional employees within the next twelve months as operations and our needs increase.

Competition

GeM has no direct competitor to date. Indirectly, hotels can, as one international chain just did, spend millions of dollars to develop certain "aspects" of the GeM offering. However, management feels that even taking that direction and developing segments of the "solution" model is not feasible for most hoteliers, and in the end is much less cost-effective than taking advantage of GeM's complete package.

Government Regulation

Guest eMarketing is not directly subject to regulation by any particular regulatory agency.

DESCRIPTION OF PROPERTY

Banner Holding Corp. does not own any real property and does not intend to make any such acquisitions in the near future.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

a) The following table sets forth information as of November 3, 2003 with respect to the beneficial ownership of shares of Common Stock by each person known by Banner Holding Corp. (the Company) to be the owner of more than 5% of the outstanding shares of Common Stock.

                                                                         Shares
                                                                  Beneficially
                                      Name and Address         Owned    Percent
            Title of Class             of Beneficial Owner             Of Class

                                      John Higgins
           Common Stock               7209 NW 33rd
                                      Bethany, OK  73008      600,000       20%

                                      J. Darlene Higgins
           Common Stock               7013 Charlene Drive
                                      Oklahoma City, OK  73132  570,000     19%

                                      Robert Higgins
           Common Stock               4217 NW 51
                                      Oklahoma City, OK  73112   570,000    19%

                                      Alan Ellenbogen/BEL, LLC
           Common Stock               12 Glenridge Parkway
                                      Montclair, NJ  07042      510,000     17%

                                      Michael Davis
           Common Stock               700 NE 122nd, #2310
                                      Oklahoma City, OK  73114   300,000    10%

                                      Johnie Williamson
           Common Stock               7013 Charlene Drive
                                      Oklahoma City, OK  73132  300,000     10%


b) The following table sets forth information as of November 3, 2003 with respect to the beneficial ownership of shares of common stock by all directors and executive officers, individually and as a group.

                                                                        Shares
                                                                 Beneficially
                      Name and Address of Beneficial Owner     Owned    Percent
              Title of Class                                           Of Class

                                      John Higgins
           Common Stock               7209 NW 33rd
                                      Bethany, OK  73008       600,000      20%

                                      Michael Davis
           Common Stock               700 NE 122nd, #2310
                                      Oklahoma City, OK  73114   300,000   10%

                                      Robert Higgins
           Common Stock               4217 NW 51                  570,000   19%
                                      Oklahoma City, OK  73112

           Common Stock               Officers and Directors   1,470,000    49%
                                      As A Group



Unless otherwise noted, the persons named in the tables have sole voting and investment power with respect to all Shares beneficially owned by them. No person named in the tables is acting as nominee for any persons or is otherwise under the control of any person or group of persons. Table is based on current outstanding shares of 3,000,000. Percentages have been rounded to the nearest whole number.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The members of the Board of Directors of Banner serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

The current executive officers, key employees and directors of Banner are:

Name                                        Age               Position

John Higgins                        40               Chief Executive Officer
7209 NW 33rd                                                  Director
Bethany, OK  73008

Robert Higgins                      35               Chief Operating Officer
4217 NW 51                                                    Director
Oklahoma City, OK  73112

Michael Davis                       47               Vice President
700 NE 122nd, #2310                                  Director
Oklahoma City, OK  73114


Resumes

     John Higgins, Chief Executive Officer, Director of Banner Holding Corp. John Higgins is the co-founder of Superior Merchant Services, Inc. ("SMS") (in
1995). He serves as president and CEO of ATM Outsources, Inc., the primary company of the six additional corporations that now exist because of SMS. Mr. Higgins has been in sales, sales management, and marketing since 1980 and now concentrates on market development and acquisitions. Mr. Higgins sits on the board of directors of seven companies, including ATMO, SMS, and the Brand Experience Lab, New York, NY.







Robert S. Higgins, Chief Operating Officer, Director of Banner Holding Corp. Robert Higgins is the Chief Operating Officer of ATM Outsources, Inc. He maintains the day-to-day operations for the ATM Outsources family of companies. A founding member of ATMO, Mr. Higgins has a background in the electronic funds transfer and hospitality industries. Accordingly, he has served in a variety of advisory and board level posts in these industries. His expertise lies in corporate development, corporate operations and market strategy. He holds a BA in finance from the University of Central Oklahoma.






Michael J. Davis, Vice President, Director of Banner Holding Corp. heads up sales and marketing for ATM Outsources and affiliate companies. Mr. Davis has vast marketing and management experience over the past 30 years with upper management positions in companies such as: Transamerica Equities, Inc., and Lancer International. He has also owned Fitness Centers and Health Maintenance Centers. Mr. Davis has been in charge of multi-million dollar projects while at the same time managing several hundred employees.





EXECUTIVE COMPENSATION

None of the Company's officers and/or directors receives any compensation for their respective services rendered unto Banner Holding Corp., nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until Banner has generated revenues from operations after consummation of a merger or acquisition. As of the date of this statement, the Company has no funds available to pay directors. Further, the directors are not accruing any compensation pursuant to any agreement with Banner.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Shareholders John Higgins and Robert Higgins are brothers. Shareholder J. Darlene Higgins is their mother.

DESCRIPTION OF SECURITIES

There is no trading market for the shares of the Company nor is there any assurance that a regular trading market will develop for the shares, or that, if developed, any such market will be sustained. The Company anticipates that trading of the shares will be conducted through what is customarily known as the National Quotation Bureau's Over-the-Counter Electronic Bulletin Board (the "Bulletin Board"). Any market for the shares that may result will likely be less well developed than if the shares were traded on NASDAQ or on an exchange.

As of November 3, 2003 there are 3,000,000 shares of common stock outstanding held by seven shareholders.

As stated previously, the Company is in the process of preparing a Form SB-2 Registration Statement for filing with the Securities and Exchange Commission to register an offering of 2,000,000 shares of common stock. It is anticipated the filing will be submitted in November/December 2003. Upon completion of this Offering, Banner will have 5,000,000 shares of common stock outstanding. All shares sold in this offering will be freely transferable without restriction or further registration under the Securities Act of 1933, as amended. However, any share purchased by an affiliate (in general, a person who is in a control relationship with Banner), will be subject to the limitations of Rule 144 promulgated under the Securities Act.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Banner has not paid and probably will not pay dividends in the near future, so investors participating in this offering may not receive a return on their investment.

Banner has decided to retain all earnings, if any, to finance future growth. Therefore, the only way an investor could receive a return on his or her investment is to sell his or her shares.

Banner's common stock is not listed or quoted at the present time, and there is no present public market for Banner's common stock. Banner is seeking a market maker who will assist in filing an application for Banner Holding Corp.'s securities to be quoted on the NASD OTC Bulletin Board (Bulletin Board), upon the effectiveness of this Registration Statement, but the obtaining of a quotation is subject to NASD approval, and there can be no assurance that the NASD will accept Banner's market maker's application on Form 211. Therefore, there can be no assurance that a public market for Banner's common stock will ever develop.

LEGAL PROCEEDINGS

Banner is not subject to any pending litigation, legal proceedings or claims.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

RECENT SALES OF UNREGISTERED SECURITIES

None.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company's Articles of Incorporation and Florida law contain provisions relating to the indemnification of officers and directors. Generally, they provide that the Company may indemnify any person who was or is a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except for an action by or in right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company. It must be shown that he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Generally, no indemnification may be made where the person has been determined to be negligent or guilty of misconduct in the performance of his duty to the Company.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, or otherwise, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

DESCRIPTION OF EXHIBITS

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquisitions. The financial statements required by this item 7(a) will be filed by amendment within 60 days of this report.

(b)      Exhibits:

         1.1 Stock Purchase Agreement



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                                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BANNER HOLDING CORP.
                                                      (Registrant)

Date: November 13, 2003         By _/s/   John Higgins
                                   -------------------------
                                                       John Higgins
                             Chief Executive Officer